UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2011

BE RESOURCES INC.
(Exact name of registrant as specified in its charter)

Colorado	000-53811	42-1737182
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

107 Hackney Circle
Elephant Butte, New Mexico 87935
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (575) 744-4014

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant

    On April 15, 2011, BE Resources Inc. (the “Company”) previously reported on Form 8-K, File -000-53811, which report is incorporated by reference herein, that it engaged De Joya Griffith & Company, LLC (“De Joya Griffith”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 and simultaneously dismissed McGovern, Hurley, Cunningham, LLP (“McGovern Hurley”), the Company’s former independent registered public accounting firm.

    The Company has provided McGovern Hurley a copy of the disclosures previously reported. The purpose of this amended report is to provide McGovern Hurley’s letter of acknowledgment and agreement with those disclosures, which is attached to this report as Exhibit 16.1.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

16.1	Letter of McGovern Hurley dated April 22, 2011.

SIGNATURE

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BE RESOURCES INC.

Date: April 25, 2011	By: /s/ Carmelo Marrelli
Carmelo Marrelli
Chief Financial Officer

Exhibit Index

    The following is a list of the Exhibits filed with this report.

Exhibit Number	Description of Exhibit
16.1	Letter of McGovern Hurley dated April 22, 2011.